UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2008
BROCADE COMMUNICATIONS SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-25601 (Commission File Number)	77-0409517 (I.R.S. Employer Identification Number)
1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)
(408) 333-8000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On October 15, 2008, Brocade Communications Systems, Inc. (the “Company”) issued a press release announcing that, in connection with its proposed acquisition of Foundry Networks, Inc. (“Foundry”), it intends to offer, pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), an unregistered offering of $400,000,000 aggregate principal amount of Senior Notes due 2014 (the “144A Offering”). A copy of the press release announcing the 144A Offering is attached hereto as Exhibit 99.1.
     The Company is filing as Exhibit 99.2 the Unaudited Pro Forma Condensed Combined Financial Statements together with the notes thereto, and furnishing as Exhibit 99.3 the Summary Unaudited Pro Forma Condensed Combined Financial Data, both of which were disclosed in connection with the Company’s 144A Offering.
     The Unaudited Pro Forma Condensed Combined Financial Statements together with the notes thereto give effect to the Company’s proposed acquisition of Foundry. The Summary Unaudited Pro Forma Condensed Combined Financial Data give pro forma effect to the Company’s proposed acquisition of Foundry, the completion of the 144A Offering and the Company’s entry into the senior secured credit facility that was previously announced on October 7, 2008.
     The Summary Unaudited Pro Forma Condensed Combined Financial Data attached as Exhibit 99.3 and furnished in Item 7.01 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.
     Non-GAAP Financial Measurements
     Tables included on Exhibit 99.3 contain non-GAAP financial measures. Please see the tables in Exhibit 99.3 titled “Reconciliation of Pro Forma Net Debt,” “Reconciliation of Pro Forma EBITDA,” and “Reconciliation of Pro Forma Adjusted EBITDA” for a description of these non-GAAP financial measures, including reasons for Brocade’s management’s decision to use each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles.

Item 8.01	Other Events.
     The information set forth in the press release attached hereto as Exhibit 99.1 and the Unaudited Pro Forma Condensed Combined Financial Statements together with the notes thereto attached hereto as Exhibit 99.2, are incorporated herein by reference into Item 8.01 of this Current Report on Form 8-K. The Unaudited Pro Forma Condensed Combined Financial Statements attached as Exhibit 99.2 update the Unaudited Pro Forma Condensed Combined Financial Statement contained in the Registration Statement on Form S-4 (File No. 333-153205), filed on August 26, 2008 and as amended on September 23, 2008 and September 25, 2008.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 15, 2008, “Brocade Announces Senior Note Offering.”

99.2	Unaudited Pro Forma Condensed Combined Financial Statements Notes to Unaudited Pro Forma Condensed Combined Financial Statements

99.3	Summary Unaudited Pro Forma Condensed Combined Financial Data
Additional Information
     In connection with the proposed acquisition of Foundry, on August 26, 2008, Brocade filed a Registration Statement on Form S-4 (File No. 333-153205), as amended on September 23, 2008 and September 25, 2008, that includes a proxy statement/prospectus for Foundry stockholders in connection with the transaction. Investors and security holders are urged to read the Registration Statement on Form S-4 and the related proxy/prospectus because they contain important information about the proposed transaction.
     Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at http://www.sec.gov and by contacting Brocade Investor Relations at (408) 333- 6758 or Foundry Investor Relations at (408) 207-1399. Investors and security holders may obtain free copies of the documents filed with the SEC on Brocade’s website at http://www.brcd.com or Foundry’s website at http://www.foundrynet.com/company/ir/ or the SEC’s website at http://www.sec.gov.
     Foundry and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Foundry in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction is included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Foundry is also included in Foundry’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Date: October 16, 2008	By:	/s/ Richard Deranleau
Richard Deranleau
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 15, 2008, “Brocade Announces Senior Note Offering.”

99.2	Unaudited Pro Forma Condensed Combined Financial Statements Notes to Unaudited Pro Forma Condensed Combined Financial Statements

99.3	Summary Unaudited Pro Forma Condensed Combined Financial Data